UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

ELUTIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39577	47-4790334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12510 Prosperity Drive, Suite 370, Silver Spring, MD 20904

(Address of principal executive offices) (Zip Code)

(240) 247-1170

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ELUT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Elutia Inc. (the “Company” or “Elutia”) is filing this Current Report on Form 8-K, including Exhibit 99.1, solely to recast certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 23, 2023 (the “2022 Form 10-K”).

As previously reported in its Current Report on Form 8-K filed November 14, 2023, on November 8, 2023, Elutia completed the sale of substantially all of the assets of its Orthobiologics business to Berkeley Biologics, LLC (“Berkeley”) pursuant to an Asset Purchase Agreement with Berkeley dated September 17, 2023.  The Orthobiologics business met the criteria within Accounting Standard Codification 205-20, Discontinued Operations, to be reported as discontinued operations. Therefore, the Company is reporting the historical results of the Orthobiologics business, including the results of operations and cash flows, as, and related assets and liabilities were retrospectively reclassified as assets and liabilities of, discontinued operations for all periods presented in Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”). Unless otherwise noted, applicable amounts in the prior years have been recast to conform to this discontinued operations presentation.

Prior to the sale of the Orthobiologics business, the Company operated four reportable segments—Device Protection, Women’s Health, Orthobiologics and Cardiovascular. Subsequent to the sale of the Orthobiologics business, the Company eliminated the Orthobiologics reportable segment and currently operates the three remaining segments—Device Protection, Women’s Health and Cardiovascular.

In order to preserve the nature and character of the disclosures set forth in the 2022 Form 10-K, the items included in Exhibit 99.1 to this Form 8-K have been updated solely for matters relating specifically to the Orthobiologics business as discontinued operations. This Form 8-K does not reflect other events occurring after the filing date of the 2022 Form 10-K, except as otherwise reflected in Exhibit 99.1. This Form 8-K should be read in conjunction with the 2022 Form 10-K and the SEC filings made by the Company after the filing of the 2022 Form 10-K, including the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023, June 30, 2023 and September 30, 2023, and its Current Report on Form 8-K filed on November 15, 2023.

The following items of the 2022 Form 10-K are being recast to reflect the sale of the Orthobiologics business as shown in Exhibit 99.1 to this Form 8-K:

●	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

●	Part II, Item 7A, Quantitative and Qualitative Disclosures About Market Risk; and

●	Part II, Item 8. Financial Statements and Supplementary Data.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

23.1*	Consent of PricewaterhouseCoopers LLP

99.1*	Revised Sections of the 2022 Form 10-K

101.INS*	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH*	Inline XBRL Taxonomy Extension Schema Document

101.CAL*	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104*	Cover Page Interactive Data File (formatted as Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELUTIA INC.

(Registrant)

Date: November 20, 2023By: /s/ Matthew Ferguson

Matthew Ferguson

Chief Financial Officer

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